                                                                 Exhibit 10.19

                          WAIVER AND AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT


              THIS WAIVER AND AMENDMENT NO. 1 dated October 6, 1999 (this "Amendment") to the Stockholders Agreement dated as of July 2, 1999 (the "Agreement"), by and among IAMP (El Sitio) Investments Ltd., a British Virgin Islands corporation ("IAMP"), Washburn Enterprises Inc., a British Virgin Island corporation ("Washburn"), Chestnut Hill (El Sitio), LLC, a Delaware limited liability company ("Chestnut"), the Initial Stockholders (as defined therein) and El Sitio, Inc., a British Virgin Islands corporation ("El Sitio"), is entered into and shall be effective as of the date hereof by and among IAMP, Washburn, Chestnut, the Initial Stockholders, Militello Limited, Futurit S.A., SLI.COM, Inc. ("SLI"), Dunas Overseas Ltd. ("Dunas") and El Sitio, and effective as of the date of the First Closing (as defined herein) with respect to IMPSAT Corporation ("IMPSAT").

              WHEREAS, IAMP, Washburn, Chestnut, the Initial Stockholders, SLI, Dunas and El Sitio previously entered into the Agreement;

              WHEREAS, Roberto Vivo-Chaneton desires to transfer 2,303,505 shares of Common Stock, $1.00 par value per share ("Common Stock") of El Sitio to Militello Limited;

              WHEREAS, Guillermo J. Liberman desires to transfer 1,572,320 shares of Common Stock of El Sitio to SLI;

              WHEREAS, Daniel Rotsztain desires to transfer 7,141 shares of Class A Convertible Preferred Stock, $1.00 par value per share ("Preferred Stock") to Futurit S.A.;

              WHEREAS, Quantum Dolphin PLC has granted a purchase option to Roberto Cibri-Campoy to purchase 57,128 shares of its Preferred
     Stock;

              WHEREAS, pursuant to the Share Purchase Agreement dated as       ,
     1999 (the "Share Purchase Agreement") between IMPSAT and El Sitio, IMPSAT may acquire up to 3,070,615 shares of Class A Preferred Stock of El Sitio;

              WHEREAS, the parties hereto desire to enter into this Amendment to provide for the addition of each of Futurit S.A. and Militello Limited as parties to the Agreement in accordance with Section 5.11 of the Agreement; the addition of IMPSAT, effective as of the date of the First Closing (as defined in the Share Purchase Agreement) as a party to the Agreement in accordance with Sections 5.2 and 5.11 of the Agreement; and the waiver and amendment of certain provisions of the Agreement in accordance with Section 5.2 of the Agreement as set forth below;

              WHEREAS, capitalized terms used herein without definition shall have the same meanings as set forth in the Agreement.

              NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

              1. The definition of "Stockholders" shall be deemed to include each of Futurit S.A., Militello Limited, Dunas and SLI.

              2. Effective as of the date of the First Closing, the definition of "Stockholders" shall be deemed to include IMPSAT.

              3. Exhibit 1(c) of the Agreement is hereby amended (a) to delete Roberto Vivo- Chaneton therefrom and substitute Militello Limited therefor,
     (b) to delete Guillermo J. Liberman and (c) to include Futurit S.A. Effective as of the date of the First Closing, Exhibit 1(c) shall be amended to include IMPSAT.

              4. The parties hereto hereby waive the application of Section 3.3 of the Agreement and agree to decline any right they may have to purchase shares pursuant to Article 40 of El Sitio's Articles of Association for the transfers by the transferring stockholders set forth on Schedule A of the number of shares of Covered Stock to the transferees set forth on Schedule A opposite each such selling stockholders name, all as more fully described in the recitals hereto.

              5. Futurit S.A., Militello Limited, Dunas and SLI agree to be bound by the terms and conditions of the Agreement as if named a Stockholder therein.

              6. Effective as of the date of the First Closing, IMPSAT agrees to be bound by the terms and conditions of the Agreement as if named a Stockholder therein.

              7. Effective as of the date of the First Closing, Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "2.1 BOARD OF DIRECTORS. It is agreed that there shall be up to nine (9) members and nine (9) alternate members of the Board, all to be elected at the same time and serving for a term of one fiscal year, and the Memorandum shall so provide. Each director shall be entitled to vote on all matters presented to the Board, except as expressly provided herein."

               8. Effective as of the date of the First Closing, Section 2.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) The Initial Stockholders shall have the right in any election of directors to the Board to select four (4) directors. Each Stockholder agrees that the holders of Class A Preferred shall have the right to nominate five (5) directors (each a "Class A Preferred Director") to the Board. The Ibero Group shall have the right to nominate two (2) Class A Preferred Directors for so long as the Ibero Group shall own ten percent (10%) or more of its current holdings of El Sitio Stock on an as-converted basis or one (1) for so long as the Ibero Group shall own one percent (1%) or more of El Sitio Stock on an as-converted basis. If the Ibero Group owns less than one percent (1%) of El Sitio Stock on an as-converted basis, the Ibero Group shall have the right to appoint an observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote. Chestnut shall have the right to nominate one (1) Class A Preferred Director to the Board for so long as Chestnut shall own (i) two and one-half percent (2.5%) or more of its current holdings of El Sitio Stock on an as-converted basis or (ii) one percent (1%) or more of El Sitio Stock on an as-converted basis. If Chestnut owns less than one percent (1%) of El Sitio Stock on an as-converted basis, Chestnut shall have the right to appoint an observer to the Board, who shall be entitled to participate in the meetings of the Board, but shall not have any vote. IMPSAT shall have the right to nominate one (1) Class A Preferred Director to the Board for so long as IMPSAT shall own (i) two and one-half percent (2.5%) of its current holdings of El Sitio Stock on an as-converted basis or (ii) one percent (1%) or more of El Sitio Stock on an as-converted basis. If IMPSAT owns less than one percent (1%) of El Sitio Stock on an as-converted basis, IMPSAT shall have the right to appoint an observer to the Board who shall be entitled to participate in the meetings of the Board, but shall not have any vote. One (1) Class A Preferred Director will be nominated by the unanimous vote of all of the directors of El Sitio and shall be independent to any other holder of common stock or Class A Convertible Preferred Stock."

             9. Effective as of the date of the First Closing, Section 2.3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Except as provided in Section 2.3(b) below or in the Memorandum or under applicable law, all actions of the Board shall require the affirmative vote of five (5) directors. Unless prohibited by law, the directors shall be permitted to vote on any matter brought before the Board. The Stockholders and the Corporation agree to take any action necessary or desirable to effect the foregoing."

          10. Effective as of the date of the First Closing, Section 2.3(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(b) The Stockholders agree that the matters set forth below will require the affirmative vote of three of the five Class A Preferred Directors:

                           (i) any guarantees, loans or contractual obligations to make loans, in either case made by the Corporation or any Subsidiary to third parties, in an amount which, jointly or severally, exceeds $50,000;

                           (ii) execution by the Corporation or any Subsidiary of contracts with suppliers or service companies in any amount which requires annual or single payments which exceed $75,000 above and beyond any budgeted item in the long term and annual business plans;

                           (iii) approval of the Corporation's long term business plan and any material modifications thereto;

                           (iv) approval of the Corporation's Annual Budget and any material modifications thereto;

                           (v) incurrence of debt by the Corporation or any Subsidiary in amounts not contemplated by the Corporation's long term business plan and annual business plan;

                           (vi) granting of Liens (other than purchase money security interests) on assets (including stock of any Subsidiary) of the Corporation or any Subsidiary not contemplated by the Corporation's long term business plan and annual business plan;

                           (vii) any disposition outside the ordinary course of business of assets (including stock of any Subsidiary) of the Corporation or any Subsidiary having a value of more than $100,000 which constitute less than all or substantially all of the assets of the Corporation;

                           (viii) any transactions between the Corporation or any of its Subsidiaries, on the one hand, and any Stockholder or any of its Affiliates, on the other hand;

                           (ix)     reductions in capital for any reason;

                           (x) public listing of securities of the Corporation on a securities exchange (except in connection with the exercise of demand registration rights pursuant to the Registration Rights Agreement), other than in connection with a public offering which (x) raises at least $35.0 million net proceeds for the Corporation, (y) is made at a price per share at least equal to 3.0 times the conversion price on the Class A Preferred, and (z) the shares offered in which are listed on the NASDAQ National Market System, or any other U.S. national securities exchange.

                           (xi) issuance of equity securities or securities convertible into or exchangeable for equity securities of the Corporation; and

                           (xii) distribution of dividends by the Corporation.

              11. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the British Virgin Islands, without regard to its conflict of law rules.

              12. Except as specifically amended or waived by this Amendment, all of the terms, covenants and conditions of the Agreement shall remain unchanged and in full force and effect.

            [The rest of this page has been intentionally left blank]

                      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                        EL SITIO, INC.



                                        By: /s/ Guillermo Pardo
                                            ----------------------------------
                                            Title: Guillermo Pardo Proxy
                                            Notice Address:

                                         Avenida Belgrano 845, 4th Floor
                                         1092 Buenos Aires, Argentina
                                         Attn: Roberto Cibrian Campoy
                                         Telephone: (54 11) 4343-9122
                                         Telecopier: (54 11) 4343-9122, ext. 104

                                        with a copy to:

                                         Paul, Hastings, Janofsky & Walker, LLP
                                         399 Park Avenue, 31st Floor
                                         New York, New York 10022
                                         Attn:  Neil A. Torpey
                                         Telephone:  (212) 318-6034
                                         Telecopier:  (212) 318-4090

                                        MILITELLO LIMITED



                                            By: /s/ Roberto Vivo-Chaneton
                                                -------------------------------
                                                 Title:
                                                 Notice Address:

                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------

                                                 with a copy to:

                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------
                                                     --------------------------

                                            FUTURIT S.A.



                                            By: /s/ Felix Ostrolencki
                                               --------------------------------

                                                Title: Attorney-in-fact
                                                Notice Address:

                                                  c/o Posadas 1429, Piso 10A
                                                  1011 Buenos Aires, Argentina
                                                  Attn: Felipe Ostrolencki
                                                  Telephone: (54 11) 4447-0312
                                                  Telecopier: (54 11) 4749-3315

                                               --------------------------------
                                               --------------------------------

                                                 with a copy to:

                                               --------------------------------
                                               --------------------------------
                                               --------------------------------
                                               --------------------------------
                                               --------------------------------
                                               --------------------------------

                           IAMP (EL SITIO) INVESTMENTS LTD.



                           By: /s/ Benjamin Moody
                              -----------------------------------
                              Title: FOR WESTLAW LIMITED
                                          Director
                              Notice Address:

                              c/o 404 Washington Avenue, 8th Floor
                              Miami Beach, Florida 33139
                              Attn:  Benjamin S.A. Moody
                              Telephone:  (305) 894-3578
                              Telecopier:  (305) 894-3599

                          with a copy to:

                              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                              590 Madison Avenue
                              New York, New York 10022
                              Attention:  L. Kevin O'Mara, Jr.
                              Telecopier: (212) 872-1002

                     WASHBURN ENTERPRISES INC.



                     By: /s/ Amaya Anztoy
                        ----------------------------------
                                Title: Attorney-in-fact
                                Notice Address:

                                      c/o 404 Washington Avenue, 8th Floor
                                      Miami Beach, Florida 33139
                                      Attn:  Benjamin S.A. Moody
                                      Telephone:  (305) 894-3578
                                      Telecopier:  (305) 894-3599

                                 with a copy to:

                                      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                      590 Madison Avenue
                                      New York, New York 10022
                                      Attention:  L. Kevin O'Mara, Jr.
                                      Telephone:  (212) 872-1021
                                      Telecopier:  (212) 872-1002

                     CHESTNUT HILL (EL SITIO), LLC


                     By: /s/ Michael Greeley

                        -----------------------------------------
                         Title: SVP
                         Notice Address:

                                     c/o GCC Investments, Inc.
                                     1300 Boylston Street
                                     Chestnut Hill, MA 02647
                                     Attn: Michael A. Greeley
                                     Telephone: (617) 975-3222
                                     Telecopier: (617) 975-3201

                         with a copy to:

                                     Phillip J. Szabla
                                     Vice President and General Counsel
                                     GC Companies, Inc.
                                     1300 Boylston Street
                                     Chestnut Hill, MA 02467
                                     Telephone: (617) 264-8098
                                     Telecopier: (617) 264-8206

                              ROBERTO VIVO-CHANETON


                              By: /s/ Roberto Vivo-Chaneton
                                 ----------------------------------------
                                   Notice Address:

                                       c/o Avenida Belgrano 845, 4th Floor
                                       1092 Buenos Aires, Argentina
                                       Attn: Roberto Cibrian Campoy
                                       Telephone: (54 11) 4343-9122
                                       Telecopier: (54 11) 4343-9122, ext. 104

                              GUILLERMO J. LIBERMAN



                              By: /s/ Guillermo J. Liberman
                                 --------------------------------
                                   Notice Address:

                                       Bouchard 547 Piso
                                       Buenos Aires, Argentina
                                       Attn: Mario Janovich
                                       Telephone: (54 11) 4316-9952
                                       Telecopier: (54 11) 4313

                                    TOWER PLUS INTERNATIONAL CORP.



                                    By: /s/ Nicolas Juan
                                       -----------------------------------
                                       Title:
                                       Notice Address:

                                            c/o Nicholas Juan Alonso
                                            Plaza Independencia 811 PB
                                            11100 Montevideo Uruguay
                                            Telephone: (58 92) 902-1515
                                            Telecopier: (58 92) 902-5454


                                            with a copy to:

                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------

                                 ROBERTO CIBRIAN-CAMPOY



                                 By: /s/ Roberto Cibrian-Campoy
                                     ------------------------------------------

                                   Notice Address:

                                       c/o Avenida Belgrano 845, 4th Floor
                                       1092 Buenos Aires, Argentina
                                       Attn:  Roberto Cibrian Campoy
                                       Telephone:  (54 11) 4343-9122
                                       Telecopier:  (54 11) 4343-9122, ext. 104

                          HECTOR A. SIERRA



                          By: /s/ Hector A. Sierra
                             --------------------------------------------------

                              Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn:  Roberto Cibrian Campoy
                                        Telephone:  (54 11) 4343-9122
                                        Telecopier:  (54 11) 4343-9122, ext. 104

                            HECTOR R. BANDONI



                            By: /s/ Hector R. Bandoni
                               ------------------------------------------------

                                     Notice Address:

                                        c/o Avenida Belgrano 845, 4th Floor
                                        1092 Buenos Aires, Argentina
                                        Attn: Roberto Cibrian Campoy
                                        Telephone: (54 11) 4343-9122
                                        Telecopier: (54 11) 4343-9122, ext. 104

                            SERGIO S. MONTI


                            By: /s/ Sergio S. Monti
                               ------------------------------------------------

                                    Notice Address:

                                       c/o Avenida Belgrano 845, 4th Floor
                                       1092 Buenos Aires, Argentina
                                       Attn: Roberto Cibrian Campoy
                                       Telephone: (54 11) 4343-9122
                                       Telecopier: (54 11) 4343-9122, ext. 104

                                    QUANTUM DOLPHIN PLC

                                    By: /s/ Marcelo Mindlir
                                       ----------------------------------------
                                       Title:
                                       Notice Address:

                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------
                                              ---------------------------------

                                    SLI.COM INC.


                                    By: /s/ Guillermo Liberman
                                       ----------------------------------------
                                        Title:
                                        Notice Address:

                                                   Bouchard 547 Piso 14
                                                   Buenos Aires Argentina
                                                   Attn: Guillermo Liberman
                                                   Telephone: (54 11) 4316-9952
                                                   Telecopier: (54 11) 4313

                                    DUNAS OVERSEAS LTD.



                                    By: /s/ Nicolas Juan
                                       -------------------------------------
                                            Title:
                                            Notice Address:

                                                 c/o Nicholas Juan Alonso
                                                 Plaza Independencia 811 PB
                                                 11100 Montevideo Uruguay
                                                 Telephone: (58 92) 902-1515
                                                 Telecopier: (58 92) 902-5454

     Effective as of the date of First Closing:

                               IMPSAT CORPORATION




                               By: /s/ Guillermo Pardo
                                  ------------------------------------
                                         Title: Guillermo Pardo Proxy
                                         Notice Address:

                                                 ImpSat Corporation
                                                 Alferez Pareja 256
                                                 1107 Buenos Aires, Argentina
                                                 Attn:  Hector Alonso
                                                 Telephone:
                                                 Telecopier:  (541) 11-328-0140

                               with a copy to:

                                                  Arnold & Porter
                                                  555 12th Street, N.W.
                                                  Washington, D.C. 20004-1202
                                                  Attn:  Neil M. Goodman
                                                  Telephone:  (202) 942-5191
                                                  Telecopier:  (201) 942-5999

                                   SCHEDULE A

                                WAIVED TRANSFERS

                                           NO. OF SHARES OF COVERED STOCK TO
         TRANSFERRING STOCKHOLDER                     BE TRANSFERRED                        TRANSFEREE
             Daniel Rotsztain                7,141 shares of Preferred Stock               Futurit S.A.

           Guillermo J. Liberman               1,572,320 of Common Stock                   SLI.COM Inc.

           Roberto Vivo-Chaneton               2,303,505 of Common Stock                 Militello Limited

            Quantum Dolphin PLC           Up to 57,128 share of Preferred Stock        Roberto-Cibrian-Campoy







                                       A-1